UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : November 25, 2005

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2005 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2005-B)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)

         Delaware                  333-105322-07                75-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2005-B pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2005, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

     On November 25, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 25, 2005 as Exhibit 99.1.

SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                JPMORGAN CHASE BANK, N.A., not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date:  November 29, 2005       By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                Name:  Mark W. McDermott
                                Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders November 25, 2005



Exhibit 99.1
Statement to Certificateholders November 25, 2005



                      Centex Home Equity Loan Trust 2005-B
                         STATEMENT TO CERTIFICATEHOLDERS
                                 November 25, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL         BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                  REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE         BALANCE        PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF1         67,500,000.00    42,069,299.58     4,598,029.29     141,983.89    4,740,013.18     0.00        0.00      37,471,270.29
AF2         16,000,000.00    16,000,000.00             0.00      56,533.33       56,533.33     0.00        0.00      16,000,000.00
AF3         16,550,000.00    16,550,000.00             0.00      60,890.21       60,890.21     0.00        0.00      16,550,000.00
AF4         37,500,000.00    37,500,000.00             0.00     152,906.25      152,906.25     0.00        0.00      37,500,000.00
AF5         20,370,000.00    20,370,000.00             0.00      90,137.25       90,137.25     0.00        0.00      20,370,000.00
AF6         16,000,000.00    16,000,000.00             0.00      64,866.67       64,866.67     0.00        0.00      16,000,000.00
AV1         73,000,000.00    57,952,425.01     3,952,649.02     209,220.33    4,161,869.35     0.00        0.00      53,999,775.99
AV2        338,000,000.00   187,206,104.80    25,797,013.98     662,150.59   26,459,164.57     0.00        0.00     161,409,090.82
AV3        232,500,000.00   232,500,000.00             0.00     842,376.56      842,376.56     0.00        0.00     232,500,000.00
AV4          9,080,000.00     9,080,000.00             0.00      33,914.43       33,914.43     0.00        0.00       9,080,000.00
M1          35,000,000.00    35,000,000.00             0.00     133,741.32      133,741.32     0.00        0.00      35,000,000.00
M2          33,000,000.00    33,000,000.00             0.00     126,951.46      126,951.46     0.00        0.00      33,000,000.00
M3          20,500,000.00    20,500,000.00             0.00      79,393.37       79,393.37     0.00        0.00      20,500,000.00
M4          18,500,000.00    18,500,000.00             0.00      74,515.17       74,515.17     0.00        0.00      18,500,000.00
M5          16,000,000.00    16,000,000.00             0.00      64,996.67       64,996.67     0.00        0.00      16,000,000.00
M6          18,000,000.00    18,000,000.00             0.00      74,206.25       74,206.25     0.00        0.00      18,000,000.00
M7          15,000,000.00    15,000,000.00             0.00      67,651.04       67,651.04     0.00        0.00      15,000,000.00
B           17,500,000.00    17,500,000.00             0.00      81,186.63       81,186.63     0.00        0.00      17,500,000.00
R                    0.00             0.00             0.00           0.00            0.00     0.00        0.00               0.00
TOTALS   1,000,000,000.00   808,727,829.39    34,347,692.29   3,017,621.42   37,365,313.71     0.00        0.00     774,380,137.10
XIO      1,000,159,487.76   826,760,202.93             0.00          31.11           31.11     0.00        0.00     794,209,261.50
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      CURRENT
                       BEGINNING                                                           ENDING                     PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL        PRINCIPAL         CLASS       RATE
--------------------------------------------------------------------------------------------------------   -----------------------
AF1      152314MR8      623.24888267    68.11895244     2.10346504       70.22241748      555.12993022       AF1     4.050000 %
AF2      152314MS6    1,000.00000000     0.00000000     3.53333313        3.53333313    1,000.00000000       AF2     4.240000 %
AF3      152314MT4    1,000.00000000     0.00000000     3.67916677        3.67916677    1,000.00000000       AF3     4.415000 %
AF4      152314MU1    1,000.00000000     0.00000000     4.07750000        4.07750000    1,000.00000000       AF4     4.893000 %
AF5      152314MV9    1,000.00000000     0.00000000     4.42500000        4.42500000    1,000.00000000       AF5     5.310000 %
AF6      152314MW7    1,000.00000000     0.00000000     4.05416688        4.05416688    1,000.00000000       AF6     4.865000 %
AV1      152314MX5      793.86883575    54.14587699     2.86603192       57.01190890      739.72295877       AV1     4.192500 %
AV2      152314MY3      553.86421538    76.32252657     1.95902541       78.28155198      477.54168882       AV2     4.107500 %
AV3      152314MZ0    1,000.00000000     0.00000000     3.62312499        3.62312499    1,000.00000000       AV3     4.207500 %
AV4      152314NA4    1,000.00000000     0.00000000     3.73506938        3.73506938    1,000.00000000       AV4     4.337500 %
M1       152314NB2    1,000.00000000     0.00000000     3.82118057        3.82118057    1,000.00000000       M1      4.437500 %
M2       152314NC0    1,000.00000000     0.00000000     3.84701394        3.84701394    1,000.00000000       M2      4.467500 %
M3       152314ND8    1,000.00000000     0.00000000     3.87284732        3.87284732    1,000.00000000       M3      4.497500 %
M4       152314NE6    1,000.00000000     0.00000000     4.02784703        4.02784703    1,000.00000000       M4      4.677500 %
M5       152314NF3    1,000.00000000     0.00000000     4.06229188        4.06229188    1,000.00000000       M5      4.717500 %
M6       152314NG1    1,000.00000000     0.00000000     4.12256944        4.12256944    1,000.00000000       M6      4.787500 %
M7       152314NH9    1,000.00000000     0.00000000     4.51006933        4.51006933    1,000.00000000       M7      5.237500 %
B        152314NJ5    1,000.00000000     0.00000000     4.63923600        4.63923600    1,000.00000000       B       5.387500 %
TOTALS                  808.72782939    34.34769229     3.01762142       37.36531371      774.38013710
XIO      N/A            826.62836582     0.00000000     0.00003111        0.00003111      794.08261504       XIO     0.000000 %
--------------------------------------------------------------------------------------------------------   ------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               --------------------------------------------------
                                Lauren M Grunley
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, Floor: 6,
                          New York, New York 100042413
                              Tel: (212) 623-5428
                              Fax: (212) 623-5931
               --------------------------------------------------

Sec. 7.09(ii)            Distributions Allocable to Principal

                         Group I
                         Scheduled Monthly Payments                                                              176,524.12
                         Curtailments                                                                            261,250.06
                         Prepayments in Full                                                                     3,919,729.11
                         Loans Repurchased by Seller                                                             0.00
                         Substitution Amounts                                                                    0.00
                         Net Liquidation Proceeds                                                                0.00

                         Group II
                         Scheduled Monthly Payments                                                              62,629.62
                         Curtailments                                                                            119,026.77
                         Prepayments in Full                                                                     3,564,226.90
                         Loans Repurchased by Seller                                                             0.00
                         Substitution Amounts                                                                    0.00
                         Net Liquidation Proceeds                                                                0.00

                         Group III
                         Scheduled Monthly Payments                                                              382,069.55
                         Curtailments                                                                            365,093.09
                         Prepayments in Full                                                                     23,700,392.21
                         Loans Repurchased by Seller                                                             0.00
                         Substitution Amounts                                                                    0.00
                         Net Liquidation Proceeds                                                                0.00

                         Group I Subordination Increase Amount                                                   1,796,750.86
                         Group I Excess Overcollateralization Amount                                             0.00

Sec. 7.09(iv)            Class Interest Carryover Shortfall
                         Class AF1                                                                                0.00
                         Class AF2                                                                                0.00
                         Class AF3                                                                                0.00
                         Class AF4                                                                                0.00
                         Class AF5                                                                                0.00
                         Class AF6                                                                                0.00
                         Class AV1                                                                                0.00
                         Class AV2                                                                                0.00
                         Class AV3                                                                                0.00
                         Class AV4                                                                                0.00
                         Class M1                                                                                 0.00
                         Class M2                                                                                 0.00
                         Class M3                                                                                 0.00
                         Class M4                                                                                 0.00
                         Class M5                                                                                 0.00
                         Class M6                                                                                 0.00
                         Class M7                                                                                 0.00
                         Class B                                                                                  0.00

Sec. 7.09(v)             Class Principal Carryover Shortfall
                         Group I Subordinate Certificates
                         Class M1                                                                                 0.00
                         Class M2                                                                                 0.00
                         Class M3                                                                                 0.00
                         Class M4                                                                                 0.00
                         Class M5                                                                                 0.00
                         Class M6                                                                                 0.00
                         Class M7                                                                                 0.00
                         Class B                                                                                  0.00

Sec. 7.09(vi)            Aggregate Loan Balance of Each Group
                         Group I Beginning Aggregate Loan Balance                                                 150,941,767.62
                         Group I Ending Aggregate Loan Balance                                                    146,584,264.33

                         Group II Beginning Aggregate Loan Balance                                                78,820,545.23
                         Group II Ending Aggregate Loan Balance                                                   75,074,661.94

                         Group III Beginning Aggregate Loan Balance                                               596,997,890.08
                         Group III Ending Aggregate Loan Balance                                                  572,550,335.23

Sec. 7.09(vii)           Overcollateralization
                         Total Overcollateralization Amount                                                       19,829,124.40
                         Total Required Overcollateralization Amount                                              34,505,502.33

Sec. 7.09(viii)          Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)            Substitution Amounts
                         Group I                                                                                  0.00
                         Group II                                                                                 0.00
                         Group III                                                                                0.00

Sec. 7.09(ix)            Loan Purchase Price Amounts
                         Group I                                                                                  0.00
                         Group II                                                                                 0.00
                         Group III                                                                                0.00

Sec. 7.09(x)             Weighted Average Net Coupon Rate
                         Group I                                                                                  7.7438%
                         Group II                                                                                 6.7217%
                         Group III                                                                                6.8318%

Sec. 7.09(xii)           Monthly Remittance Amount
                         Group I                                                                                  5,331,884.34
                         Group II                                                                                 4,187,722.73
                         Group III                                                                                27,846,706.64

Sec. 7.09(xiii)          Weighted Average Gross Margin
                         Group II Loans                                                                           6.3745%
                         Group III Loans                                                                          6.5110%

Sec. 7.09(xiv)           Largest Loan Balance
                         Group I                                                                                  893,727.20
                         Group II                                                                                 354,390.64
                         Group III                                                                                753,898.05

Sec. 7.09(xv)            Basic Principal Amount
                         Group I                                                                                  4,357,503.29
                         Group II                                                                                 3,745,883.29
                         Group III                                                                               24,447,554.85

Sec. 7.09(xvi)           Net Wac Cap Carryover Paid
                         Group I                                                                                  0.00
                         Group II                                                                                 0.00
                         Group III                                                                                0.00
                         Subordinate                                                                              0.00

Sec. 7.09(xvi)           Remaining Net Wac Cap Carryover
                         Group I                                                                                  0.00
                         Group II                                                                                 0.00
                         Group III                                                                                0.00
                         Group Subordinate                                                                        0.00

Sec. 7.09(xviii)         Net Wac Cap
                         Group I Net WAC Cap                                                                      7.74%
                         Group II Net WAC Cap                                                                     6.50%
                         Group III Net WAC Cap                                                                    6.61%
                         Subordinate Net WAC Cap                                                                  6.50%

Sec. 7.09(xix)           Applied Realized Loss Amounts
                         Subordinate Certificates
                         Class M1                                                                                 0.00
                         Class M2                                                                                 0.00
                         Class M3                                                                                 0.00
                         Class M4                                                                                 0.00
                         Class M5                                                                                 0.00
                         Class M6                                                                                 0.00
                         Class M7                                                                                 0.00
                         Class B                                                                                  0.00

Sec. 7.09(xx)            Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)          Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                         Delinquency by Group
                         Group  1
                         Category       Number        Principal Balance       Percentage
                         1 Month          54            3,947,942.66             2.69 %
                         2 Month          20            1,552,743.02             1.06 %
                         3 Month           6              485,103.68             0.33 %
                         Total            80            5,985,789.36             4.08 %


                         Delinquency by Group
                         Group  2
                         Category       Number        Principal Balance       Percentage
                         1 Month          28            3,444,779.72             4.59 %
                         2 Month           6              646,361.89             0.86 %
                         3 Month           1               93,238.04             0.12 %
                         Total            35            4,184,379.65             5.57 %

                         Delinquency by Group
                         Group  3
                         Category       Number        Principal Balance       Percentage
                         1 Month         208           25,111,254.57             4.39 %
                         2 Month          49            5,434,521.65             0.95 %
                         3 Month          28            3,130,584.01             0.55 %
                         Total           285           33,676,360.23             5.88 %

                         Delinquency Totals
                         Group Totals
                         Category       Number        Principal Balance       Percentage
                         1 Month         290           32,503,976.95             4.09 %
                         2 Month          75            7,633,626.56             0.96 %
                         3 Month          35            3,708,925.73             0.47 %
                         Total           400           43,846,529.24             5.52 %

Sec. 7.09(b)(ii)         Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                         Foreclosure by Group
                         Group          Number of      Principal Balance      Percentage
                         Number         Loans

                            1               9            736,615.37              0.50%
                            2               8          1,101,374.08              1.47%
                            3              73          9,477,259.82              1.66%

                         Foreclosure Totals
                         Number of                      Principal             Percentage
                         Loans                          Balance

                           90                         11,315,249.27              1.42%

Sec. 7.09(b)(iii)        Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                         Bankruptcy by Group
                         Group         Number of         Principal Balance    Percentage
                         Number        Loans

                                1                17         1,204,510.88         0.82%
                                2                 9           983,039.37         1.31%
                                3                65         7,059,022.83         1.23%

                         Bankruptcy Totals
                         Number of          Principal              Percentage
                         Loans              Balance

                           91              9,246,573.08                1.16%

Sec. 7.09(b)(iii)        Balloon Loans
                         Number of Balloon Loans                                                                  9.00
                         Balance of Balloon Loans                                                                 753,399.93

Sec. 7.09(b)(iv)         Number and Aggregate Principal Amounts of REO Loans
                         REO by Group
                         Group       Number of       Principal Balance        Percentage
                         Number      Loans

                              1           2            155,650.00                0.11%
                              2           0                  0.00                0.00%
                              3           7          1,284,612.71                0.22%

                         REO Totals
                         Number of          Principal            Percentage
                         Loans              Balance

                              9           1,440,262.71              0.18%

Sec. 7.09(b)(v)          Book Value of REO Loans
                         Group I                                                                                  175,275.16
                         Group II                                                                                 0.00
                         Group III                                                                                1,393,892.92

Sec. 7.09(b)(vi)         Realized Losses
                         Group I:
                         Monthly Realized Losses                                                                  0.00
                         Cumulative Realized Losses                                                               0.00
                         Group II:
                         Monthly Realized Losses                                                                  0.00
                         Cumulative Realized Losses                                                               0.00
                         Group III:
                         Monthly Realized Losses                                                                  0.00
                         Cumulative Realized Losses                                                               0.00

Sec. 7.09(b)(vii)        Net Liquidation Proceeds
                         Group I                                                                                  0.00
                         Group II                                                                                 0.00
                         Group III                                                                                0.00

Sec. 7.09(b)(viii)       Group I 60+ Delinquency Percentage (Rolling Three Month)                                 2.7407%

Sec. 7.09(b)(ix)         Cumulative Loss Percentage                                                               0.00%
                         Cumulative Realized Losses Since Cut-Off Date                                            0.00
                         Aggregate Loan Balance as of the Cut-Off Date                                            1,000,159,487.76

Sec. 7.09(b)(x)          Has a Trigger Event Occurred?                                                            NO

                         1-Month LIBOR for Current Distribution Date                                              4.03750%


Copyright 2005 J.P. Morgan Chase & Co.  All rights reserved.